Exhibit 99.4
STOCK PLEDGE AGREEMENT

THIS STOCK PLEDGE AGREEMENT (the “Agreement”) is made and entered into as of the 25 day of January, 2013, by and between [i] GERMAN AMERICAN BANCORP, INC., a corporation existing under the laws of Indiana (“Borrower”) and [ii] STOCK YARDS BANK & TRUST COMPANY, a Kentucky banking corporation (“Lender”).

WHEREAS, Borrower and Lender are parties to a certain Loan Agreement dated as of the _____ day of January, 2013 (including any amendments thereto, the “Loan Agreement”), and are entering into this Agreement to confirm and supplement the pledge of the Bank Shares Collateral;

NOW THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and intending to be legally bound, Borrower and Lender do hereby agree as follows:

1. Definitions.  Capitalized terms used in this Agreement have the definitions set forth for them in the Loan Agreement unless expressly otherwise defined in this Agreement

2. Deposit and Pledge of Bank Shares Collateral.  Borrower has deposited with, and hereby pledges and assigns to Lender and grants Lender a continuing security interest in, the Bank Shares Collateral as security for the payment and performance when due of the Obligations.  “Bank Shares Collateral” shall mean and include (whether now owned or hereafter acquired and whether or not the same is subject to Article 9 of the UCC):

A. One Hundred percent (100%), equal to 674,725 in number, of the Bank Shares and the certificates representing or evidencing such shares of stock, and all cash, securities, interest, dividends, rights, warrants, options and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares of stock;

B. all additional shares of stock of Bank acquired by Borrower in any manner, and the certificates representing or evidencing such additional shares, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares of stock;

C. all other property hereafter delivered to Lender in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

D. all proceeds, rents, issues, profits and returns of and from all of the foregoing.

Borrower has delivered to Lender the certificate (No. 1) evidencing all the shares constituting Bank Shares Collateral, together with executed assignments separate from certificate in blank executed by Borrower with regard to the Bank Shares Collateral currently owned by Borrower.  With regard to any Bank Shares Collateral hereafter acquired by Borrower, Borrower shall deliver to Lender the certificates evidencing shares constituting Bank Shares Collateral, together with executed assignments separate from certificate in blank executed by Borrower, immediately upon receipt thereof by Borrower.

3. Representations and Warranties.  Borrower represents and warrants to Lender that:

A. The Bank Shares Collateral are evidenced by the certificate(s) of Bank in Borrower’s name on deposit with Lender, together with executed assignments separate from certificate in blank executed by Borrower and attached thereto.

B. Borrower is the registered and absolute beneficial owner of the Bank Shares Collateral, free from all liens and security interests, charges, equities and encumbrances as of the date hereof except for the liens and security interests created by the Loan Documents.

C. Borrower has the right to enter into this Agreement, the execution and performance of which will not, either immediately, or with notice and/or passage of time, conflict with or constitute a breach under any agreement to which Borrower is a party, or result in the creation or imposition of any encumbrance upon the Bank Shares Collateral except as granted hereby.

D. The Bank Shares Collateral are [i] validly issued and outstanding, fully paid and non-assessable and constitute one hundred percent (100%) of all the Bank Shares, [ii] freely transferable by Lender under and subject to the provisions of this Agreement and the other Loan Documents without the necessity of complying with any shareholders agreement or similar arrangement, and [iii] not subject to any trust or any other agreement or understanding which affects the ability of Borrower to vote them.

E. The granting of the security interest by Borrower to Lender in the Bank Shares Collateral and any exercise by Lender of its remedies under this Agreement or the Loan Agreement or any of the other Loan Documents do not and will not require any consent or approval of any Governmental Body.

F. The Capital Structure Schedule to the Loan Agreement accurately and completely sets forth the authorized capital stock of the Bank and the number of shares thereof issued and outstanding as of the date hereof.  There are no other commitments, obligations or plans to issue any additional shares of stock of any class of the Bank.

G. This Agreement has been executed and delivered by Borrower and the execution of this Agreement and the delivery of the certificates representing the Bank Shares Collateral to Lender creates a first priority perfected security interest in favor of Lender in the Bank Shares Collateral.

4. Covenants.  Borrower agrees that until such time as all of the Obligations to Lender hereunder have been paid in full or discharged, Borrower:

A. Will execute and deliver to Lender all information, legal descriptions, UCC-1 and other Financing Statements, stock powers, Forms U-1 and such other documents and instruments pertaining to the Bank Shares Collateral as are necessary in the sole opinion of Lender to create, perfect, maintain and preserve the security interest of Lender in the Bank Shares Collateral.

B. Shall be liable for and shall timely pay and discharge all taxes, assessments and governmental charges imposed upon the Bank Shares Collateral by any federal, state or local authority, the liens of which would or might be held prior to the rights of Lender hereunder in and to the Bank Shares Collateral, or which are imposed on the holder and/or registered owner of the Bank Shares Collateral.

C. Shall not, at any time while this Agreement is in effect, do or suffer any act or thing whereby the rights of Lender in the Bank Shares Collateral would or might be materially impaired.

D. Shall execute and deliver such further documents and take such further actions as may be reasonably required to confirm the rights of Lender in and to the Bank Shares Collateral or otherwise to effect the intended purposes of this Agreement or the other Loan Documents.

E. Will defend the Bank Shares Collateral against the claims and demands of all persons; and comply in all material respects with all Law, the noncompliance with which could have a materially adverse effect on the value of the Bank Shares Collateral or the security intended to be afforded Lender hereby.

F. Will not permit any liens or security interests to attach to any of the Bank Shares Collateral, except as created by the Loan Documents; and will not permit any material part of the Bank Shares Collateral to be levied upon under any legal process.

5. Maintenance of Bank Shares Collateral and of Interest in Bank.  Borrower agrees that until such time as all of the Obligations have been paid in full or discharged, Borrower shall not sell, assign, pledge or option all or any portion of the Bank Shares Collateral or any interest therein without the prior written consent of Lender.

6. Cash Dividends and Distributions.  So long as no Event of Default has occurred and is continuing, all cash dividends declared in respect of any of the Bank Shares Collateral shall be paid in full to Borrower, except for partial or complete liquidation dividends and other distributions, all of which shall be paid to Lender for application to the Obligations.  After the occurrence and during the continuance of an Event of Default, all such cash dividends shall be paid directly to Lender for application to the Obligations in such order as Lender may select in its sole and absolute discretion.  If Borrower receives any dividends or distributions that are to be paid to Lender hereunder, Borrower shall be a fiduciary for Lender and Borrower shall receive the same in trust for Lender and immediately shall remit the same to Lender for application to the Obligations in the manner aforesaid.  Borrower hereby constitutes and appoints Lender as the irrevocable attorney-in-fact for Borrower to endorse Borrower’s name to all checks in payment of such dividends and to execute such documents and instruments and to perform such other acts as Lender may deem necessary, appropriate or desirable to effect the payment of such cash dividends directly to Lender.

7. Voting of Stock Prior to Event of Default.  Prior to the occurrence and continuance of an Event of Default, Borrower shall be entitled to vote the Bank Shares Collateral for purposes not inconsistent with the covenants, obligations or agreements of Borrower contained in the Loan Documents.  It is acknowledged and agreed by Borrower that it would be inconsistent with this Agreement, and Borrower therefore shall not without prior written consent of Lender vote the Bank Shares Collateral in favor of any proposals to allow Bank to [i] issue any additional capital stock of any kind (common or preferred) or options, subscription rights, warrants or other instruments with respect thereto or debt securities convertible into capital stock, or sell or issue or reissue any treasury stock, or [ii] merge into or consolidate with any other Person, or participate in any merger, consolidation, share exchange, reorganization or recapitalization in violation of the covenants contained in the Loan Documents, or [iii] sell or lease to others all or substantially all of its assets, or [iv] take any corporate action intended to accomplish, in whole or in part, any of the foregoing.

8. Maintenance of Priority of Pledge.  Borrower shall be liable for and shall timely pay and discharge all taxes, assessments and governmental charges imposed upon the Bank Shares Collateral by any Governmental Body, the liens of which would or might be held prior to the rights of Lender hereunder in and to the Bank Shares Collateral, or which are imposed on the holder and/or registered owner of the Bank Shares Collateral.  Borrower shall not, at any time while this Agreement is in effect, enter into any stock restriction or buy-sell agreement applicable to the Bank Shares Collateral, or do or suffer any other act or thing whereby the rights of Lender in the Bank Shares Collateral would or might be materially impaired.  Borrower shall execute and deliver such further documents and take such further actions as may be reasonably required to confirm the rights of Lender in and to the Bank Shares Collateral or otherwise to effect the intended purposes of this Agreement.

9. Remedies Upon Event of Default.  Upon the occurrence and during the continuance of any Event of Default, Lender shall have the following rights and remedies, in addition to all other rights and remedies provided under the Loan Agreement or by Law or in equity, all of which shall be cumulative and may be exercised from time to time, either successively or concurrently:

A. To declare all of the Obligations of Borrower to be immediately due and payable in full, with all accrued interest thereon, and to sell the Bank Shares Collateral in one or more lots, and from time to time, upon not less then ten (10) days prior written notice to Borrower of the time and place of sale with respect to any public sale, and upon not less than ten (10) days prior written notice to Borrower of the date after which the Bank Shares Collateral may be sold with respect to any private sale (which notice in each case Borrower hereby agrees is commercially reasonable), for cash or upon credit or for future delivery, Borrower hereby waiving all rights, if any, to require marshalling of the Bank Shares Collateral and any other security for the payment of the Obligations and, at the option of and in the discretion of Lender, to sell the Bank Shares Collateral either:

          [1]           At a public sale or sales, including a sale at or on any broker’s board or stock exchange; or

          [2]           At a private sale or sales.

       Lender may bid for and acquire the Bank Shares Collateral or any portion thereof at any public sale, free from any redemption rights of Borrower to the fullest extent permitted by Law, and in lieu of paying cash therefor, may make settlement for the selling price of the Bank Shares Collateral or part thereof by crediting, against the balance due under the Obligations, the net selling price of the Bank Shares Collateral, after deducting all of Lender’s reasonable costs and expenses of every kind and nature therefrom, including reasonable attorneys’ fees of Lender incurred in connection with realizing upon the Bank Shares Collateral and collecting the Obligations, to the full extent that recovery of such fees by Lender is not prohibited by the Law of the Commonwealth of Kentucky.

Lender may elect at its sole option and in Lender’s complete discretion to sell the Bank Shares Collateral or any portion thereof on credit or for future delivery, and the Bank Shares Collateral so sold may, at the option of Lender, either be delivered to the purchaser thereof or retained by Lender until the selling price is paid by the purchaser, but in either event, Lender shall incur no liability in case of failure to the purchaser to pay for the Bank Shares Collateral sold.  If such purchaser shall fail to make payment for the Bank Shares Collateral, the Bank Shares Collateral may be sold again by Lender in the manner provided for in this Section, and until such Bank Shares Collateral are taken up and paid for at a sale as provided for in this Section, the Bank Shares Collateral shall remain subject to this Agreement and the security interest and rights granted to Lender herein.

After deducting all of its reasonable costs and expenses of every kind, including, without limitation, legal fees and (SEC and other) registration fees and expenses, if any, in connection with the sale of the Bank Shares Collateral, Lender shall apply the residue of the proceeds of any sale or sales of the Bank Shares Collateral to the Obligations in such order as Lender may select.  Lender shall not incur any liability solely because of the fact that the price or prices for which the Bank Shares Collateral or any portion thereof which is sold at a private sale or sales is less than the price which might have been obtained at a public sale or sales, or vice versa, or in the event that the price received for the Bank Shares Collateral is less than the amount of the Obligations.  Borrower agrees that Lender may, without incurring liability therefor, accept the first offer received without offering the Bank Shares Collateral to more than one offeree.  Borrower agrees that Lender shall not be liable for any delay in selling the Bank Shares Collateral or portion thereof after an Event of Default, solely because the price of the Bank Shares Collateral declines during such interval.  Borrower further agrees that Lender may sell the Bank Shares Collateral or portion thereof immediately upon the occurrence of an Event of Default and shall not be liable therefor even though the price of the Bank Shares Collateral should increase after such sale.

B. To exercise, at the sole and exclusive option of Lender, and only upon the affirmative exercise by Lender of such option, all voting rights and privileges whatsoever with respect to the Bank Shares Collateral, and to transfer or have the Bank Shares Collateral transferred into the name of Lender.  Without limitation of the preceding sentence, after compliance with any applicable Law, including the Change in Bank Control Act [12 U.S.C. §1817j], Lender may vote the Bank Shares Collateral to remove the directors and officers of the Bank, to elect new directors and officers of the Bank who thereafter shall manage the affairs of the Bank, to operate the properties and carry on the business and otherwise take any action with respect to the affairs of Borrower as Lender shall deem necessary or appropriate to the fullest extent permitted by Law, to vote to merge, liquidate or sell (in whole or in part) the assets of the Bank and to transfer or have the Bank Shares Collateral transferred into the name of Lender.  Borrower hereby constitutes Lender in such event as its proxy and attorney-in-fact for all purposes regarding voting the Bank Shares Collateral, and this appointment shall be deemed coupled with an interest and is and shall be irrevocable until all of the Obligations of Borrower to Lender secured hereby have been fully paid and terminated; and all persons whatsoever shall be conclusively entitled to rely upon Lender’s verbal or written certification that it is entitled to vote the Bank Shares Collateral hereunder.  Anything contained in this Subsection or this Agreement to the contrary notwithstanding, Lender pursuant to the execution and delivery of this Agreement does not intend nor shall Lender be deemed to be exercising any control over the business or affairs of Bank, and any exercise of the rights of Lender with respect to the Bank Shares Collateral and the exercise of any such control over Bank shall occur only upon the affirmative election of Lender to engage in such activities.

C. To exercise all rights of a secured party under the Uniform Commercial Code of Kentucky and all other applicable Law.

10. Compliance with Securities Laws.  If Lender decides to sell all or any of the Bank Shares Collateral as provided herein and if, in the opinion of counsel for Lender, it is necessary or advisable to comply with the provisions of any Law pertaining to the offer or sale of securities (“Securities Laws”) for exemption from any applicable registration or disclosure requirements in connection with such sale, or to have such Bank Shares Collateral registered or otherwise qualified under the provisions of any Securities Laws, Borrower agrees, and agrees to cause the issuer of the Bank Shares Collateral, without cost or expense to Lender to prepare, execute and deliver all such documents and to do or cause to be done all other such acts and things as may be necessary or, in the opinion of Lender, advisable, (including, but not limited to the payment of fees, costs, expenses, and charges to or for the actions as shall be necessary to cause Borrower):  [a] to comply with the provisions of any Securities Laws concerning any exemption from the registration or disclosure requirements thereof; and [b] to register or qualify any offering or sale of all or part of the Bank Shares Collateral under any applicable Securities Laws and to obtain the approval of any required Governmental Body to any such disposition or dispositions, to remain effective for so long as necessary to lawfully effect the sale of any Bank Shares Collateral, to make all amendments thereto and/or to related offering circulars or prospectuses which in the opinion of Lender are necessary or desirable under appropriate Securities Laws, and to do any and all other acts and things necessary or appropriate in Lender’s sole discretion and judgment to qualify or register any of the Bank Shares Collateral for disposition under any Securities Laws.  Notwithstanding the foregoing, Lender, in its sole and absolute discretion, may resort to one or more private sales of the Bank Shares Collateral to a restricted group of purchasers who may be obliged to agree, among other things, to acquire such Bank Shares Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Borrower agrees that private sales so made may be at prices and other terms less favorable than if such Bank Shares Collateral were sold at public sales, and that Lender has no obligation to delay the sale of any Bank Shares Collateral for the period of time necessary to permit the issuer of such Collateral, even if such issuer would agree, to prepare offering circulars for or register such Collateral for public sale under the Securities Laws. Borrower agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

11. Indemnity.  Borrower agrees to indemnify and hold harmless Lender, and any Affiliate of Lender, and any officer, director, employee, agent or independent contractor of Lender or any Affiliate of Lender (in this Section all such persons are referred to collectively as “related parties” of Lender) from and against any and all causes of action, suits, actions, losses, liabilities, costs, demands, claims, expenses (including reasonable legal fees incurred in connection therewith) and damages (hereinafter in this Section each and all of the foregoing are referred to as the “Indemnified Claims”) arising out of, based upon or in connection with: [i] any action taken or information furnished by Borrower under or pursuant to this Agreement, including any failure to furnish information necessary to make any information so furnished complete, accurate and not misleading, regardless of any independent investigation made by or on behalf of Lender and/or Lender’s related parties; [ii] any failure by Borrower to take, or any unreasonable delay by Borrower in taking, any action Borrower is required to take under or pursuant to this Agreement or any of the other Loan Documents; or [iii] the sale or other disposition of any Bank Shares Collateral by Lender or the related parties, including any violation or alleged violation or failure to comply with any Securities Laws in connection with any aspect of any such disposition, including, but not limited to, any untrue statement or alleged untrue statement of a material fact in any document filed with any government authority with respect to any Bank Shares Collateral or arising out of or based on any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make any statement therein not misleading, such indemnification to be and remain operative regardless of any investigation independently made by or on behalf of Lender and/or any related parties thereof, provided that Borrower shall not be liable in any case to the extent that any indemnifiable event is based solely on an untrue statement or alleged omission generated solely by Lender and not in reliance in whole or part on information furnished by or on behalf of Borrower, whether or not such reliance of Lender thereon is reasonable.

12. Acknowledgments and Disclaimers.  Borrower agrees that the whole or any part of any security now or hereafter held for the Obligations may be exchanged, compromised or surrendered by Lender from time to time, so long as not inconsistent with any other provisions hereof, that any instrument securing the Obligations may be modified and rights of Lender or others thereunder waived, and that the Bank Shares Collateral shall remain as security for the Obligations notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, indulgence or release, all of which may be effective without notice to or further consent by Borrower and none of which shall affect the right of Lender to pursue the remedies available to Lender under this Agreement, the other Loan Documents or Law or in equity.  The ability of Lender to pursue its remedies hereunder with respect to the Bank Shares Collateral after the occurrence of an Event of Default shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against any Person or against any or all of other security, guaranties or liens available to Lender for the payment and performance of the Obligations.  Borrower agrees that any claim or right it may have to recover the value of the Bank Shares Collateral or any portion thereof, or any claim against any other sums paid upon the Obligations secured hereby, whether arising from subrogation to the rights of Lender or otherwise, shall be subordinate to the prior payment to Lender of all of the Obligations of Borrower to Lender, and that no such right or claim shall be asserted by Borrower until all of such Obligations are paid or discharged.  Borrower hereby waives any claim to marshalling of assets, any right to require that any action be brought against any other Person prior to the exercise by Lender of its remedies with respect to the Bank Shares Collateral, and waives any right to require that resort be had to any security for the Obligations or to any balance of any deposit account or credit on the books of Lender in favor of any person Prior to action by Lender hereunder to realize upon the Bank Shares Collateral after an Event of Default.

13. Payment of Costs, Attorneys Fees and Expenses.  To the extent not paid out of the proceeds of the sale of the Bank Shares Collateral, Borrower shall pay, to the extent allowed by Law, any and all costs, reasonable attorneys’ fees and other reasonable expenses of whatever kind (including any costs associated with compliance with any applicable Securities Laws as well as any banking Law) incurred by Lender in connection with [i] enforcing this Agreement, [ii] obtaining possession of the Bank Shares Collateral, [iii] the protection and preservation of the Bank Shares Collateral, [iv] the collection of the Obligations or any part thereof, [v] any sale of the Bank Shares Collateral, or [vi] any litigation involving the Bank Shares Collateral, or any benefit occurring by virtue of the provisions hereof or the rights of Lender hereunder.

14. Lender's Right of Endorsement. During the continuation of any Event of Default, Lender shall have the right, for and in the name, place and stead of Borrower, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Bank Shares Collateral.

15. Lender's Duties Limited. Lender shall have no duty as to the collection or protection of the Bank Shares Collateral or any income thereon or as to the preservation of any rights pertaining thereto, beyond the safe custody of any thereof actually in its possession.

16. Attorney-in-Fact. During the continuation of any Event of Default, Borrower hereby appoints Lender as Borrower’s attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which Lender may reasonably deem necessary or advisable to accomplish the purposes hereof. Without limiting the generality of the foregoing, during the continuation of any Event of Default, Lender shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to Borrower representing any interest or dividend or other distribution payable in respect of the Bank Shares Collateral or any part thereof and to give full discharge for the same, provided that prior to an Event of Default, Lender shall remit to Borrower for its own account any cash dividends (other than liquidating distributions or dividends) received by Lender in respect of the Bank Shares Collateral.

17. Return of Bank Shares Collateral.  Borrower shall be entitled to return of the Bank Shares Collateral only upon written request from Borrower to Lender made at a time when all of the Obligations of Borrower to Lender hereunder shall have been extinguished, and Borrower shall not be indebted to Lender in any manner whatsoever, whether direct, indirect, absolute, or contingent, nor entitled to receive credit from or become indebted to Lender.

18. Notices.  Except for any notice required under applicable Law to be given in another manner, any notice given under this Agreement shall be given in the manner stipulated by the Loan Agreement.

19. Governing Law.  The Law of the Commonwealth of Kentucky, without regard to its conflicts of law provisions, shall govern the construction of this Agreement and the rights, remedies and duties of the parties hereunder.

20. Successors and Assigns.  This Agreement shall bind Borrower and the successors, assigns and legal representatives of Borrower (but without limitation of any restrictions on assignment by Borrower contained in the Loan Documents), and shall inure to the benefit of Lender and its successors and assigns.

21. Complete Agreement; Modification.  This Agreement, along with the other Loan Documents, contains the final, complete and exclusive agreement of the parties with respect to its subject matter, and may not be modified except by a writing signed by or on behalf of each of the parties hereto.

22. Time of Essence.  Time shall be of the essence in the performance of all of Borrower’s obligations hereunder.

23. Captions.  The captions and headings of the Sections shall be ignored in interpreting the provisions of this Agreement.

24. Waivers.  No course of dealing in respect of, nor any omission or delay in the exercise of, any right, power, remedy or privilege vested in Lender by this Agreement shall operate as a waiver thereof, and any waiver by Lender shall only be effective if in writing and signed by an officer of Lender.  Borrower hereby waives notice of acceptance of this Agreement, as well as presentment, demand, payment, notice of dishonor or protest and all other notices of any kind in connection with any of the Obligations, except as otherwise provided herein.  In addition, Lender may release, exchange or modify any other collateral security it may from time to time hold for the Obligations and release, surrender or modify the liability of any Person without giving notice hereunder to Borrower.  Lender shall be under no duty first to exhaust its rights against any such collateral security or any such Person before realizing on the Bank Shares Collateral.  Such modifications, changes, renewals, releases or other actions shall in no way affect Borrower’s obligations hereunder.  Borrower hereby waives any right it may have to set aside or invalidate any sale duly consummated in accordance with this Agreement on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing.  Borrower’s waivers under this Agreement have been made voluntarily, intelligently and knowingly and after Borrower has been apprised and counseled by his attorney as to the nature hereof and as to all alternative rights.

25. Reinstatement.  This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any amount received by Lender in respect of the Bank Shares Collateral is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower or the Bank or upon the appointment of any intervenor or conservator of, or trustee or similar official for any of them, or any substantial part of their respective properties, or otherwise, all as if such payments had not been made.

26. Consent to Jurisdiction and Venue.  Borrower hereby consents to the jurisdiction of any state or federal court located within the County of Jefferson, Commonwealth of Kentucky, and irrevocably agrees that, subject to Lender’s sole and absolute election, any case or proceeding relating to Title XI of the United States Code and any actions relating to the Obligations secured hereby shall be litigated in such courts, and Borrower waives any objection Borrower may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court.  Nothing contained in this Section shall affect the right of Lender to bring any action or proceeding against Borrower or the property of Borrower in the courts of any other jurisdiction.

27. WAIVER OF TRIAL BY JURY.  LENDER AND BORROWER ACKNOWLEDGE THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRES FOR A BENCH TRIAL AND HEREBY KNOWINGLY AND VOLUNTARILY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, AND AFTER HAVING CONSULTED OR HAVING HAD AMPLE OPPORTUNITY TO CONSULT THEIR RESPECTIVE LEGAL COUNSEL CONCERNING THE CONSEQUENCES OF SUCH WAIVER, TRIAL BY JURY IN ANY ACTION OR OTHER PROCEEDING BROUGHT TO ENFORCE OR DEFEND AGAINST COLLECTION OF OR OTHERWISE IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

< the balance of this page intentionally has been left blank >

IN WITNESS WHEREOF, the parties hereto have each duly executed this Agreement as of the day first above set forth.

“Borrower”

GERMAN AMERICAN BANCORP, INC.,

an Indiana corporation

By  /s/ Mark A. Schroeder

Name   Mark A. Schroeder

Title   Chairman & CEO

“Lender”

STOCK YARDS BANK & TRUST COMPANY, a Kentucky banking corporation

By  /s/ James T. McKenzie

Name  James T. McKenzie

Title  Senior Vice President